SUB-ITEM 77Q1(a)(3)
                                MFS SERIES TRUST II

The Trust's Master Amended and Restated By-Laws, dated January 1, 2002, as revised September 18, 2002 were contained in MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 46 filed with the Securities and Exchange Commission via EDGAR on October 16, 2002. Such document is incorporated herein by reference.